UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2014

A-1 Group, Inc.

(Exact name of registrant as specified in its charter)

Freebutton, Inc.

(Former name of registrant)

Nevada	000-54009	20-5982715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7040 Avenida Encinas, Suite 104-159, Carlsbad, CA	92011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(760)487-7772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On June 23, 2014, a majority of the corporations shareholders voted for the corporation to amend its Articles of Incorporation changing the name of the corporation to A-1 Group, Inc. The below shareholders voted in favor of such amendment.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership Common Stock (1)
Directors and Officers	No. of Shares	% of Class
James Edward Lynch, Jr. President, Chief Executive Officer and Secretary, and Director	10,800,000	31.9%
Dallas James Steinberger Vice President and Treasurer, and Director	10,800,000	31.9%
Total Votes in favor:	21,600,000	63.8%

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 20, 2014

A-1 Group, Inc.

By: /s/ Bruce Storrs
Bruce Storrs, President

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